UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                             _______________

                                FORM 8-K


                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported):  February 4, 2004

                             CRDENTIA CORP.
            (Exact name of Registrant as Specified in its Charter)

DELAWARE                         0-31152          76-0585701
(State or Other Jurisdiction (Commission File  (I.R.S. Employer
of Incorporation)              Number)          Identification Number)


            14114 Dallas Parkway, Suite 600, Dallas, Texas 75254
            (Address of principal executive offices)  (Zip Code)


                             (972) 850-0780
             (Registrant's telephone number, including area code)

             ____________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. 	Other Events.

On February 4, 2004, we, Crdentia Corp., issued an additional 1,000,000 shares of Series A Convertible Preferred Stock at a per share price of $1.00 to one investor. The shares of Series A Convertible Preferred Stock have the rights, preferences and privileges described in the report on Form 8-K filed on December 30, 2003 and as set forth in the Certificate of Designations, Preferences and Rights of Series A Preferred Stock filed as
Exhibit 4.1 thereto. In connection with the issuance of the shares of Series A Convertible Preferred Stock, we filed a Certificate of Amendment of Certificate of Designations, Preferences and Rights of Series A Preferred Stock with the Secretary of State of the State of Delaware on February 3, 2004, so as to designate for issuance a total of 2,750,000 shares of Series A Convertible Preferred Stock. A copy of the Certificate of Amendment is attached as Exhibit 4.3 to this report.

In addition, the holders of such shares of Series A Convertible Preferred Stock will be entitled to the registration rights set forth in the Registration Rights Agreement dated December 17, 2003 by and among us and such holders and a copy of which is filed as Exhibit 4.2 to the report on Form 8-K filed on December 30, 2003.

ITEM 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

4.1(1)	Certificate of Designations, Preferences and Rights of Series A
        Preferred Stock of Crdentia Corp.

4.2(2)	Registration Rights Agreement dated December 17, 2003 by and among
        Crdentia Corp. and the investors listed on Schedule A attached thereto.

4.3	Certificate of Amendment of Certificate of Designations, Preferences
        and Rights of Series A Preferred Stock of Crdentia Corp.

-------------------
(1)	Previously filed as Exhibit 4.1 to the report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.

(2)	Previously filed as Exhibit 4.2 to the report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.

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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CRDENTIA CORP.
Date :  February 20, 2004	      /S/ WILLIAM S. LEFTWICH
                                 By:  William S. Leftwich,
                                      Chief Financial Officer and Secretary

                                 3
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                           EXHIBIT INDEX


Exhibit No.	Description
4.1(1)	        Certificate of Designations, Preferences and Rights of
                Series A Preferred Stock of Crdentia Corp.

4.2(2)	        Registration Rights Agreement by and among Crdentia Corp.
                and the investors listed on Schedule A attached thereto.

4.3	        Certificate of Amendment of Certificate of Designations,
                Preferences and Rights of Series A Preferred Stock of Crdentia Corp.

_________________

(1)	Previously filed as Exhibit 4.1 to the report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.

(2)	Previously filed as Exhibit 4.2 to the report on Form 8-K filed with the Securities and Exchange Commission on December 30, 2003 and incorporated herein by reference.


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